Thrivent Financial for Lutherans

VARIABLE SETTLEMENT AGREEMENT

This settlement agreement is a legal contract between you and Thrivent Financial for Lutherans. We issue this agreement based on your application and in consideration of the proceeds payable from the contract(s) stated on page 3. We will pay Annuity Payments as shown on page 3. If an Annuitant is living, payments will be made to the Payee. If no Annuitant is living during the Guaranteed Payment Period, payments will be made to the beneficiary until the end of the period.

When based on the investment experience of the Variable Account, Annuity Payments may increase or decrease and are not guaranteed as to minimum dollar amount.

Periodic payments
Participating

Signed for the Society

Table of Contents

                  Cover Page
                  Index
Section 1         Definitions
Section 2         Annuity Payments
Section 3         Variable Account and Unit Values
Section 4         Death Proceeds and Beneficiary
Section 5         Surrender
Section 6         Ownership
Section 7         General Provisions
Section 8         Dividends

Index

                                                                  Section
Annual Report...................................................7
Annuity Payments................................................2
Annuity Unit Value..............................................3
Assignment......................................................6
Beneficiary.....................................................4
Change in Annuity Unit Allocation...............................2
Change of Agreement.............................................7
Death Proceeds..................................................4
Delay of Payment................................................7
Dividends.......................................................8
Fixed Payment...................................................2
Misstatement of Age or Sex......................................7
Ownership.......................................................6
Surrender.......................................................5
         Full Surrender.........................................5
         Partial Surrender......................................5
         Surrender Charges......................................5
Variable Account................................................3
Variable Payment................................................2

Thrivent Financial for Lutherans

PLAN:                    VARIABLE SETTLEMENT OPTION -LI (IRREVOCABLE)
STATE:            ALL EXCEPT MT
PENSION PLANS:

                          VARIABLE SETTLEMENT AGREEMENT
                               SINGLE LIFE INCOME
                        AGREEMENT SPECIFICATIONS - ADULT

OWNER                                                         JOHN E DOE
PAYEE                                                         JOHN E DOE

ANNUITANT                                                     JOHN E DOE
ISSUE AGE AND SEX                                             65 MALE

ISSUE DATE                                                    AUGUST 31, 2001
CERTIFICATE NUMBER                                            01234567

INITIAL AMOUNT                                                $50,000.00

ORIGINAL CONTRACT NUMBER(S)                                   09999999

ASSUMED INVESTMENT RETURN                                     X.XX%
MORTALITY AND EXPENSE RISK CHARGE
     GUARANTEED NOT TO EXCEED                                 X.XX%

ANNUITY PAYMENTS
     PAYMENT FREQUENCY                                        MONTHLY
     FIRST PAYMENT DATE                                       AUGUST 31, 2001
     GUARANTEED PAYMENT PERIOD
     (PERIOD CERTAIN)                                         X YEARS, Y MONTHS

     TOTAL PAYMENT ON AUGUST 31, 2001                         $XXX.XX

THE TOTAL PAYMENT IS THE SUM OF THE VARIABLE AND FIXED PAYMENTS.

                           PAGE 3 - MORE ON NEXT PAGE

                          VARIABLE SETTLEMENT AGREEMENT
                               SINGLE LIFE INCOME
                      AGREEMENT SPECIFICATIONS - CONTINUED

     VARIABLE PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO VARIABLE SUBACCOUNTS                              $XXX.XX

         SUBSEQUENT VARIABLE PAYMENTS DEPEND ON THE ALLOCATION YOU SELECTED
         AND THE PERFORMANCE OF THE SELECTED SUBACCOUNTS.

         PAYMENTS WILL CONTINUE THROUGH JULY 31, 2010 OR THROUGHOUT THE ANNUITANT'S
         LIFETIME, IF LONGER.

     FIXED PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO FIXED ACCOUNT                                     $XXX.XX

         GUARANTEED PAYMENT AMOUNT THROUGH JULY 31, 2010
     DURING THE LIFETIME OF THE ANNUITANT                     $XXX.XX *
     AFTER DEATH OF THE ANNUITANT                             $XXX.XX *
                (PAYABLE TO BENEFICIARY)

         GUARANTEED PAYMENT AMOUNT AFTER JULY 31, 2010
                DURING THE LIFETIME OF THE ANNUITANT          $XXX.XX *
         AFTER DEATH OF THE ANNUITANT                         $0

            THESE PAYMENTS AND THE PAYMENT FREQUENCY ARE IRREVOCABLE.

*ANY SURPLUS REFUNDS PAYABLE ARE ADDED TO THIS AMOUNT

                               PAGE 3 - LAST PAGE

PLAN:                   VARIABLE SETTLEMENT OPTION -LI (REVOCABLE)
STATE:            ALL EXCEPT MT
PENSION PLANS:

                          VARIABLE SETTLEMENT AGREEMENT
                               SINGLE LIFE INCOME
                        AGREEMENT SPECIFICATIONS - ADULT

OWNER                                                         JOHN E DOE

PAYEE                                                         JOHN E DOE

ANNUITANT                                                     JOHN E DOE
ISSUE AGE AND SEX                                             65 MALE

ISSUE DATE                                                    AUGUST 31, 2001
CERTIFICATE NUMBER                                            01234567

INITIAL AMOUNT                                                $50,000.00

ORIGINAL CONTRACT NUMBER(S)                                   09999999

ASSUMED INVESTMENT RETURN                                     X.XX%
MORTALITY AND EXPENSE RISK CHARGE
     GUARANTEED NOT TO EXCEED                                 X.XX%

ANNUITY PAYMENTS
     PAYMENT FREQUENCY                                        MONTHLY
     FIRST PAYMENT DATE                                       AUGUST 31, 2001
     GUARANTEED PAYMENT PERIOD
     (PERIOD CERTAIN)                                         X YEARS, Y MONTHS

     TOTAL PAYMENT ON AUGUST 31, 2001                         $XXX.XX

THE TOTAL PAYMENT IS THE SUM OF THE VARIABLE AND FIXED PAYMENTS.

                           PAGE 3 - MORE ON NEXT PAGE

                           VARIABLE SETTLEMENT OPTION
                               SINGLE LIFE INCOME
                      AGREEMENT SPECIFICATIONS - CONTINUED

     VARIABLE PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO VARIABLE SUBACCOUNTS                              $XXX.XX

         SUBSEQUENT VARIABLE PAYMENTS DEPEND ON THE ALLOCATION YOU SELECTED AND
         THE PERFORMANCE OF THE SELECTED SUBACCOUNTS.

         PAYMENTS WILL CONTINUE THROUGH JULY 31, 2010 OR THROUGHOUT THE ANNUITANT'S
         LIFETIME, IF LONGER.

     FIXED PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO FIXED ACCOUNT                                     $XXX.XX

         GUARANTEED PAYMENT AMOUNT THROUGH JULY 31, 2010
         DURING THE LIFETIME OF THE ANNUITANT                 $XXX.XX *
         AFTER DEATH OF THE ANNUITANT                         $XXX.XX *
                  (PAYABLE TO BENEFICIARY)

         GUARANTEED PAYMENT AMOUNT AFTER JULY 31, 2010
                  DURING THE LIFETIME OF THE ANNUITANT        $XXX.XX *
                  AFTER DEATH OF THE ANNUITANT                $0

*ANY SURPLUS REFUNDS PAYABLE ARE ADDED TO THIS AMOUNT

                               PAGE 3 - LAST PAGE

PLAN:                    VARIABLE SETTLEMENT OPTION -JTLI (IRREVOCABLE)
STATE:            ALL EXCEPT MT
PENSION PLAN:

                           VARIABLE SETTLEMENT OPTION
                         JOINT AND SURVIVOR LIFE INCOME
                        AGREEMENT SPECIFICATIONS - ADULT

OWNER                                                         JOHN E DOE
                                                              JANE E DOE

PAYEE                                                         JOHN E DOE
                                                              JANE E DOE

ANNUITANT                                                     JOHN E DOE
ISSUE AGE AND SEX                                             65 MALE
JOINT ANNUITANT                                               JANE E DOE
ISSUE AGE AND SEX                                             62 FEMALE

ISSUE DATE                                                    AUGUST 31, 2001
CERTIFICATE NUMBER                                            01234567

INITIAL AMOUNT                                                $50,000.00

ORIGINAL CONTRACT NUMBER(S)                                   09999999

ASSUMED INVESTMENT RETURN                                     X.XX%
MORTALITY AND EXPENSE RISK CHARGE
     GUARANTEED NOT TO EXCEED                                 X.XX%

ANNUITY PAYMENTS
     PAYMENT FREQUENCY                                        MONTHLY
     FIRST PAYMENT DATE                                       AUGUST 31, 2001
     GUARANTEED PAYMENT PERIOD
     (PERIOD CERTAIN)                                         X YEARS, Y MONTHS

     TOTAL PAYMENT ON AUGUST 31, 2001                         $XXX.XX

THE TOTAL PAYMENT IS THE SUM OF THE VARIABLE AND FIXED PAYMENTS.

                           PAGE 3 - MORE ON NEXT PAGE

                           VARIABLE SETTLEMENT OPTION
                         JOINT AND SURVIVOR LIFE INCOME
                      AGREEMENT SPECIFICATIONS - CONTINUED

     VARIABLE PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO VARIABLE SUBACCOUNTS                              $XXX.XX

         SUBSEQUENT VARIABLE PAYMENTS DEPEND ON THE ALLOCATION YOU SELECTED AND
         THE PERFORMANCE OF THE SELECTED SUBACCOUNTS.

         PAYMENTS WILL CONTINUE THROUGH JULY 31, 2010 OR THROUGH THE LAST SURVIVING
         ANNUITANT'S LIFETIME, IF LONGER.

         FOLLOWING THE DEATH OF THE ANNUITANT AND THE END OF THE GUARANTEED PAYMENT
         PERIOD, THE NUMBER OF ANNUITY UNITS WILL BE REDUCED BY X/X.  FOLLOWING
         THE DEATH OF THE JOINT ANNUITANT AND THE END OF THE GUARANTEED PAYMENT
         PERIOD, THE NUMBER OF ANNUITY UNITS WILL BE REDUCED BY X/X.

     FIXED PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO FIXED ACCOUNT                                     $XXX.XX

         GUARANTEED PAYMENT AMOUNT THROUGH JULY 31, 2010
     WHILE EITHER ANNUITANT IS ALIVE                          $XXX.XX *
         AFTER DEATH OF BOTH ANNUITANTS                       $XXX.XX *
                  (PAYABLE TO BENEFICIARY)

         GUARANTEED PAYMENT AMOUNT AFTER JULY 31, 2010
                  WHILE BOTH ANNUITANTS ARE ALIVE             $XXX.XX *
                  WHILE ONLY THE ANNUITANT IS ALIVE           $XXX.XX *
                  WHILE ONLY THE JOINT ANNUITANT IS ALIVE     $XXX.XX *
                  AFTER DEATH OF BOTH ANNUITANTS              $0

            THESE PAYMENTS AND THE PAYMENT FREQUENCY ARE IRREVOCABLE.

*ANY SURPLUS REFUNDS PAYABLE ARE ADDED TO THIS AMOUNT

                               PAGE 3 - LAST PAGE

PLAN:                      VARIABLE SETTLEMENT OPTION -JTLI (REVOCABLE)
STATE:            ALL EXCEPT MT
PENSION PLANS:

                           VARIABLE SETTLEMENT OPTION
                         JOINT AND SURVIVOR LIFE INCOME
                        AGREEMENT SPECIFICATIONS - ADULT

OWNER                                                         JOHN E DOE
                                                              JANE E DOE

PAYEE                                                         JOHN E DOE
                                                              JANE E DOE

ANNUITANT                                                     JOHN E DOE
ISSUE AGE AND SEX                                             65 MALE
JOINT ANNUITANT                                               JANE E DOE
ISSUE AGE AND SEX                                             62 FEMALE

ISSUE DATE                                                    AUGUST 31, 2001
CERTIFICATE NUMBER                                            01234567

INITIAL AMOUNT                                                $50,000.00

ORIGINAL CONTRACT NUMBER(S)                                   09999999

ASSUMED INVESTMENT RETURN                                     X.XX%
MORTALITY AND EXPENSE RISK CHARGE
     GUARANTEED NOT TO EXCEED                                 X.XX%

ANNUITY PAYMENTS
     PAYMENT FREQUENCY                                        MONTHLY
     FIRST PAYMENT DATE                                       AUGUST 31, 2001
     GUARANTEED PAYMENT PERIOD
     (PERIOD CERTAIN)                                         X YEARS, Y MONTHS

     TOTAL PAYMENT ON AUGUST 31, 2001                         $XXX.XX

                           PAGE 3 - MORE ON NEXT PAGE

                           VARIABLE SETTLEMENT OPTION
                         JOINT AND SURVIVOR LIFE INCOME
                      AGREEMENT SPECIFICATIONS - CONTINUED

     VARIABLE PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO VARIABLE SUBACCOUNTS                              $XXX.XX

         SUBSEQUENT VARIABLE PAYMENTS DEPEND ON THE ALLOCATION YOU SELECTED AND
         THE PERFORMANCE OF THE SELECTED SUBACCOUNTS.

         PAYMENTS WILL CONTINUE THROUGH JULY 31, 2010 OR THROUGH THE LAST SURVIVING
         ANNUITANT'S LIFETIME, IF LONGER.

         FOLLOWING THE DEATH OF THE ANNUITANT AND THE END OF THE GUARANTEED PAYMENT
         PERIOD, THE NUMBER OF ANNUITY UNITS WILL BE REDUCED BY X/X.  FOLLOWING
         THE DEATH OF THE JOINT ANNUITANT AND THE END OF THE GUARANTEED PAYMENT
         PERIOD, THE NUMBER OF ANNUITY UNITS WILL BE REDUCED BY X/X.

     FIXED PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO FIXED ACCOUNT                                     $XXX.XX

         GUARANTEED PAYMENT AMOUNT THROUGH JULY 31, 2010
     WHILE EITHER ANNUITANT IS ALIVE                          $XXX.XX *
         AFTER DEATH OF BOTH ANNUITANTS                       $XXX.XX *
                  (PAYABLE TO BENEFICIARY)

         GUARANTEED PAYMENT AMOUNT AFTER JULY 31, 2010
                  WHILE BOTH ANNUITANTS ARE ALIVE             $XXX.XX *
                  WHILE ONLY THE ANNUITANT IS ALIVE           $XXX.XX *
                  WHILE ONLY THE JOINT ANNUITANT IS ALIVE     $XXX.XX *
                  AFTER DEATH OF BOTH ANNUITANTS              $0

*ANY SURPLUS REFUNDS PAYABLE ARE ADDED TO THIS AMOUNT

                               PAGE 3 - LAST PAGE

PLAN:                    VARIABLE SETTLEMENT OPTION IAFP (IRREVOCABLE)
STATE:            ALL EXCEPT MT
PENSION PLANS:

                           VARIABLE SETTLEMENT OPTION
                               FIXED PERIOD INCOME
                        AGREEMENT SPECIFICATIONS - ADULT

OWNER                                                         JOHN E DOE

PAYEE                                                         JANE E DOE

ANNUITANT                                                     JOHN E DOE
ISSUE AGE AND SEX                                             65 MALE

ISSUE DATE                                                    AUGUST 31, 2001
CERTIFICATE NUMBER                                            01234567

INITIAL AMOUNT                                                $50,000.00

ORIGINAL CONTRACT NUMBER(S)                                   09999999

ASSUMED INVESTMENT RETURN                                     X.XX%
MORTALITY AND EXPENSE RISK CHARGE
     GUARANTEED NOT TO EXCEED                                 X.XX%

ANNUITY PAYMENTS
     PAYMENT FREQUENCY                                        MONTHLY
     FIRST PAYMENT DATE                                       AUGUST 31, 2001
     FINAL PAYMENT DATE                                       JULY 31, 2020

     TOTAL PAYMENT ON AUGUST 31, 2001                         $XXX.XX

THE TOTAL PAYMENT IS THE SUM OF THE VARIABLE AND FIXED PAYMENTS.

                           PAGE 3 - MORE ON NEXT PAGE

                           VARIABLE SETTLEMENT OPTION
                               FIXED PERIOD INCOME
                      AGREEMENT SPECIFICATIONS - CONTINUED

     VARIABLE PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO VARIABLE SUBACCOUNTS                              $XXX.XX

         SUBSEQUENT VARIABLE PAYMENTS DEPEND ON THE ALLOCATION YOU SELECTED AND
         THE PERFORMANCE OF THE SELECTED SUBACCOUNTS.

         PAYMENTS WILL CONTINUE THROUGH JULY 31, 2020.

     FIXED PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO FIXED ACCOUNT                                     $XXX.XX

         GUARANTEED PAYMENT AMOUNT THROUGH
         JULY 31, 2020                                        $XXX.XX *

            THESE PAYMENTS AND THE PAYMENT FREQUENCY ARE IRREVOCABLE.

*ANY SURPLUS REFUNDS PAYABLE ARE ADDED TO THIS AMOUNT

                               PAGE 3 - LAST PAGE

PLAN:                    VARIABLE SETTLEMENT OPTION - IAFP (REVOCABLE)
STATE:            ALL EXCEPT MT
PENSION PLANS:

                           VARIABLE SETTLEMENT OPTION
                               FIXED PERIOD INCOME
                        AGREEMENT SPECIFICATIONS - ADULT

OWNER                                                         JOHN E DOE

PAYEE                                                         JANE E DOE

ANNUITANT                                                     JOHN E DOE
ISSUE AGE AND SEX                                             65 MALE

ISSUE DATE                                                    AUGUST 31, 2001
CERTIFICATE NUMBER                                            01234567

ORIGINAL CONTRACT NUMBER(S)                                   09999999

ASSUMED INVESTMENT RETURN                                     X.XX%
MORTALITY AND EXPENSE RISK CHARGE
     GUARANTEED NOT TO EXCEED                                 X.XX%

ANNUITY PAYMENTS
     PAYMENT FREQUENCY                                        MONTHLY
     FIRST PAYMENT DATE                                       AUGUST 31, 2001
     FINAL PAYMENT DATE                                       JULY 31, 2020

     TOTAL PAYMENT ON AUGUST 31, 2001                         $XXX.XX

THE TOTAL PAYMENT IS THE SUM OF THE VARIABLE AND FIXED PAYMENTS.

                           PAGE 3 - MORE ON NEXT PAGE

                           VARIABLE SETTLEMENT OPTION
                               FIXED PERIOD INCOME
                      AGREEMENT SPECIFICATIONS - CONTINUED

     VARIABLE PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO VARIABLE SUBACCOUNTS                              $XXX.XX

         SUBSEQUENT VARIABLE PAYMENTS DEPEND ON THE ALLOCATION YOU SELECTED AND
         THE PERFORMANCE OF THE SELECTED SUBACCOUNTS.

         PAYMENTS WILL CONTINUE THROUGH JULY 31, 2020.

     FIXED PAYMENTS
         PORTION OF FIRST PAYMENT ATTRIBUTABLE
         TO FIXED ACCOUNT                                     $XXX.XX

         GUARANTEED PAYMENT AMOUNT THROUGH
         JULY 31, 2020                                        $XXX.XX *

*ANY SURPLUS REFUNDS PAYABLE ARE ADDED TO THIS AMOUNT

                               PAGE 3 - LAST PAGE

1. DEFINITIONS

Age. As used in this agreement, an Annuitant's age on any date is that Annuitant's age on his or her birthday nearest to that date.

Annuitant. The person(s) on whose life Annuity Payments are based. Annuitant(s) as used in this agreement includes the Annuitant and any Joint Annuitant shown on page 3.

Agreement Anniversary. The same month and day for years after issue as in the Issue Date on page 3.

Agreement Year. The first Agreement Year is the period of time from the Issue Date until the first Agreement Anniversary. Thereafter, Agreement Year is the period of time from one Agreement Anniversary to the next Agreement Anniversary.

Fixed Payment. An annuity payment that is guaranteed as to minimum amount and not dependent on the investment experience of the Variable Account.

General Account. The General Account includes all assets we own that are not in the Variable Account or any other separate account of the Society. Reserves for amounts allocated to the Fixed Account and for Fixed Payments are maintained in the General Account.

SEC. Securities and Exchange Commission.

Service Center. The location where this agreement is administered. The Service Center address is 4321 N. Ballard Road, Appleton, WI 54919.

Valuation Day. Any day that the New York Stock Exchange is open for trading. Annuity Unit Values are determined as of the close of trading on each Valuation Day.

Valuation Period. The period of time from the determination of Annuity Unit Values on a Valuation Day to the determination of those values on the next Valuation Day.

Variable Payment. An annuity payment that varies depending on the investment experience of the Variable Account.

We, Our, Us. Thrivent Financial for Lutherans

Written Notice. A written request or notice signed by you and received in good order by us at our Service Center.

You, Your, Yours. The owner(s) of this agreement.

2. ANNUITY PAYMENTS

2.1 ANNUITY PAYMENTS. The dollar amount of the first Annuity Payment is shown on page 3. The total Annuity Payment is the sum of the Variable Payments from each subaccount and any Fixed Payment from the Fixed Account.

2.2 VARIABLE PAYMENT. Each Variable Payment is defined in terms of annuity units. The number of annuity units payable from any subaccount is equal to:

  The dollar amount of the first annuity payment provided by that subaccount; Divided by:
  The annuity unit value for that subaccount (see Section 3.2) on the Valuation Day on which the first payment is calculated.

After the first payment, the number of annuity units payable from each subaccount will not change unless you request a change in allocation as provided in Section 2.4 or, if there are two Annuitants, you elected a reduction factor under which payments are reduced upon the later of the death of an Annuitant and the end of the Guaranteed Payment Period (see page 3). The dollar amount payable from any subaccount will be equal to:

  The number of units payable from that subaccount;

  Multiplied by:

  The annuity unit value for that subaccount on the Valuation Day on which the payment is calculated.

2.3 FIXED PAYMENT. After the first payment, the amount of any Fixed Payment will not change unless you transfer annuity units from the Variable Account to the Fixed Account or, if are two Annuitants, you elected a reduction factor under which payments are reduced as shown on page 3 upon the later of the death of an Annuitant and the end of the Guaranteed Payment Period.

2.4 CHANGE IN ANNUITY UNIT ALLOCATION. You may change the allocation of annuity units among the subaccounts of the Variable Account and you may transfer annuity units to the Fixed Account. Any change in annuity unit allocations:

  Will occur at the end of the Valuation Period during which we receive Written Notice;
  Will be based on annuity unit values for the subaccounts on that day; and
  May be made not more than twelve times in any Agreement Year.

Upon reallocation among subaccounts, the number of units allocated from a subaccount will be changed to a number of annuity units in the new subaccount. The number of units for the new subaccount will be the number of units required to pay the same amount from that subaccount as was payable on that day from the old subaccount based on the number of units reallocated.

If annuity units are transferred to the Fixed Account, the reserve that we hold for the units being reallocated will be used to purchase a Fixed Payment. The amount of the Fixed Payment will be based on the age of the annuitant(s) at the time of reallocation and on payment rates then in effect.

3. VARIABLE ACCOUNT AND UNIT VALUES

3.1 VARIABLE ACCOUNT. The Variable Account is a separate investment account of the Society which is registered with the SEC as a unit investment trust. The Variable Account has subaccounts which invest in the corresponding underlying portfolios of one or more diversified open-end management investment companies, each of which is registered with the SEC. Each subaccount purchases shares in a specific portfolio at net asset value. If a portfolio is no longer available or we no longer consider it suitable for investment, we may substitute another portfolio or invest in a different investment company. We may also add, delete, combine or modify subaccounts, combine the Variable Account with another separate account or invest in a different separate account.

3.2 ANNUITY UNIT VALUE. The initial annuity unit value for each subaccount was set when the subaccount was established. The annuity unit value at the end of each subsequent Valuation Period for a subaccount is equal to :

  The annuity unit value for the subaccount at the end of the prior Valuation Period;

  Multiplied by:

  The Net Investment Factor (see Section 3.3) for the subaccount for that period;

  Multiplied by:

  A discount factor equivalent to the assumed investment return used to determine the Annuity Income.

Annuity unit values are determined at the end of each Valuation Period before the transfer or allocation of any amounts to or from the subaccounts. The annuity unit values may increase or decrease on each Valuation Day.

3.3 NET INVESTMENT FACTOR. The Net Investment Factor for a subaccount measures the investment performance of that subaccount. For each Valuation Period, the Net Investment Factor for a subaccount is determined by dividing (1) by (2) and then subtracting (3) where:

  Is the sum of:
    The net asset value per share of the corresponding portfolio at the end of the Valuation Period; plus
    The per share amount of any dividend or capital gain distribution made by the portfolio if the "ex-dividend" date occurs during the Valuation Period; plus or minus
    A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the portfolio.
  Is the net asset value per share of the corresponding portfolio at the end of the prior Valuation Period.
  Is the charge for mortality and expense risks that we deduct for each day in the Valuation Period. This charge is guaranteed not to exceed, on annual basis, 1.25% of the daily value of the subaccount.

4. DEATH PROCEEDS AND BENEFICIARY

4.1 DEATH PROCEEDS. Upon the death of the Annuitant or, if this agreement has two Annuitants, upon the death of the second Annuitant to die, proceeds will be payable to the beneficiary as shown on page 3. Unless you specify otherwise:

  Each beneficiary receiving proceeds will have an equal share in any proceeds payable; and
  Each beneficiary receiving Annuity Payments may:
          a)   Designate a contingent beneficiary; or
          b)   Take as a lump  sum the  present  value of the  Annuity  Payments remaining payable to the beneficiary.  The value will be based on the interest rate used to determine the Annuity Payments and, for
               Variable Payments, annuity unit values on the date this option is elected.
            OR
          b)   Take as a lump  sum the  present  value of the  Annuity  Payments remaining  payable to the end of the Guaranteed  Payment  Period.
               The value will be based on the  interest  rate used to  determine the Annuity  Payments  and, for Variable  Payments,  annuity unit values on the date this option is elected.

Death proceeds will be reduced by the amount of any Annuity Payments made since the date of the Annuitant's death.

4.2 BENEFICIARY. At the time this settlement agreement is elected, you may designate one or more beneficiaries to receive any Death Proceeds which become payable under this agreement. You may change the beneficiary by giving Written Notice. Your notice must be received and approved by us for the change to be effective. The effective date of the change will be the date you signed the notice or, if the notice is not dated, the date it was received at our Service Center. We will not be liable for any payment made or action taken by us before we receive the notice.

When this agreement is issued, all beneficiary designations for the contract that provided the consideration for this agreement are void.

4.3 SUCCESSION OF BENEFICIARIES. You may designate one or more beneficiaries to receive any Death Proceeds payable or any Annuity Payments remaining payable upon the death of the Annuitant or, if this agreement has two Annuitants, upon the death of the second Annuitant to die. You will classify each beneficiary as primary or contingent. We will pay any proceeds or income payable as follows:

  Proceeds or income will be paid to the primary beneficiaries who are then alive.
  If no primary beneficiaries are living, proceeds or income will be paid to the surviving contingent beneficiaries.
  If no beneficiaries survive, any Death Proceeds payable or the present value of any Annuity Payments remaining payable will be paid to you, if living, otherwise to your estate.

Other designations or successions of beneficiaries may be arranged with us. Any beneficiary who dies simultaneously with the Annuitant or within 15 days after the Annuitant dies and before Death Proceeds have been paid will be deemed to have died before the Annuitant.

4.4 SHARE OF PROCEEDS. Unless you specify otherwise, each beneficiary receiving payments will have an equal share in any Death Proceeds payable or any Annuity Payments remaining payable.

5. SURRENDER

5.1 FULL SURRENDER. Unless this agreement is shown on page 3 as irrevocable, you may surrender this agreement for its Commuted Value during the Guaranteed Payment Period and while an Annuitant is alive. The Guaranteed Payment Period, if any, is shown on page 3 and begins on the Issue Date of this agreement.

5.2 PARTIAL SURRENDER. Unless this agreement is shown on page 3 as irrevocable, you may surrender a portion of the Commuted Value of this agreement during the Guaranteed Payment Period and while an Annuitant is living by giving Written Notice. A Partial Surrender:

  Must be at least $1,000;
  Will be effective on the date we receive Written Notice;
  Will reduce future Annuity Payments.

The Partial Surrender will be taken from the subaccounts of the Variable Account and the Fixed Account according to the ratio for this agreement of the reserves held in each subaccount and in the Fixed Account to the total reserve held for this agreement. With our approval you may choose other allocations.

5.3 COMMUTED VALUE. The Commuted Value available for Full or Partial Surrenders is the present value of Annuity Payments remaining payable to the end of the Guaranteed Payment Period. It will be based on the interest rate used to determine the Annuity Payments plus 0.25% and, for Variable Payments, annuity unit values on the date this option is elected.

5.4 SURRENDER CHARGES. If surrender charges were waived on the amount applied as a consideration on this agreement, then applicable surrender charges will be assessed to any surrender made during the surrender charge period that remained when this agreement was issued.

6. OWNERSHIP

6.1 OWNERSHIP. The owner of this agreement is shown on page 3. While an Annuitant is alive, the owner may exercise all rights set out in this agreement. If there are multiple owners, all must act in concert to exercise ownership rights.

6.2 ASSIGNMENT. This agreement and Annuity Payments under this agreement may not be assigned.

7. GENERAL PROVISIONS

7.1 MISSTATEMENT OF AGE OR SEX. We may require satisfactory proof of correct age or sex at any time. If an Annuitant's age or sex has been misstated, any amount payable will be the amount that which the consideration paid would have purchased at the correct age and sex. If we make any underpayment as a result of misstatement of age or sex, we will pay you the underpayment with interest compounded at 4% per year. If we make any overpayment, future payments will be reduced until we have recovered the amount of the overpayment plus interest compounded at 4% per year.

7.2 PROOF OF SURVIVAL. If Annuity Payments are contingent upon the Annuitant(s) being alive, we may require satisfactory proof of survival. If proof is not furnished, we may suspend payments.

7.3 CHANGE OF AGREEMENT. No change in this agreement is valid unless it is made in writing and signed by our President or Secretary. Subject to any required regulatory approval, we reserve the right to amend this agreement as necessary to comply with any changes in federal laws, rules or regulations regarding the qualifications of this agreement as an annuity.

7.4 DELAY OF PAYMENT. Full and Partial Surrenders will normally be paid within 7 days after we receive Written Notice of surrender. Annuity Payments and Death Proceeds will be paid as in Sections 2 and 4. However, we may delay payment of any portion of surrender amounts, Annuity Payments and Death Proceeds from the Variable Account while:

  The New York Stock Exchange is closed for trading: or
  The SEC requires that trading be restricted or declares and emergency.

We may delay for not more than six months payment of any portion of surrender amounts from the Fixed Account.

7.5 EXEMPTIONS FROM CLAIMS OF CREDITORS. To the extent permitted by law, the proceeds of this agreement and any payments under it will not be subject to the claims of creditors or to any legal proceedings.

7.6 ANNUAL REPORT. We will provide you a report for this agreement at least once each year or upon request. The report will show a summary of payments and transactions since the prior report and any additional information required by law.

8. DIVIDENDS

8.1 DIVIDENDS. Each year we will determine our divisible surplus. This agreement's share, if any, will be based on the amounts in the Fixed Account and will be paid in cash with each Fixed Payment. Since we do not expect this agreement to contribute to divisible surplus, it is not expected that any dividends will be credited.